CLS

CANNABIS LIFE SCIENCES

CLS Holdings USA, Inc.

Investor Presentation

October 2018

OTCQB: CLSH

Disclaimer

This presentation has been compiled by the Company solely for information purposes. The presentation is not, and under no circumstances is to be construed to be, an offering of securities. Neither this presentation, nor its delivery to the recipient shall constitute an offer to sell, or the solicitation of an offer to buy the assets described herein. It is provided solely for use by prospective investors in considering their interest. Any sale will be made pursuant to the terms of a subscription agreement with the Company. The information contained herein has been prepared to assist interested parties in making their own evaluation of the Company and its business and does not purport to contain all the information that prospective investors may require. Prospective investors should conduct their own investigation and analysis of the Company and its business and the information contained in this presentation as well as any additional information provided by the Company. The information contained in this presentation is not to be used for any other purpose. Certain statutory rights for Canadian investors and key business and industry risk factors are included near the end of the presentation.

Forward-Looking Information and Risk Acknowledgement

This document contains "forward-looking statements" and "forward-looking information" within the meaning of applicable securities laws (collectively, "forward-looking information") with respect to the Company, including, but not limited to; completion of the loan and option to acquire In Good Health and its Brockton, MA facility and the CannAssist joint venture, information pertaining to the Nevada state dispensary licenses, the build-out of the Las Vegas, Brockton and Leicester cultivation and processing facilities (the "Facilities"), the Nevada market for cannabis, the potential yield and revenue of the Facilities, the commercialization of the Company's extraction technology, the ability of the Company to obtain additional dispensary or cultivation licenses, the expectation of legalization of cannabis in states in the United States, the future acquisition of cannabis companies in the United States, information on the slides "The Opportunity – Massachusetts Investments", "Corporate Structure", "In Good Health – Brockton Dispensary Overview," "In Good Health – Brockton Cultivation and Extraction", "In Good Health – Brockton Near-Term Expansion", "CannAssist – Leicester JV Cultivation & Extraction", "Our Target Markets – Nevada and Massachusetts," "M&A Growth Strategy", "Completed and Future Milestones", "Operating Details" and any other statement that may predict, forecast, indicate or imply future plans, intentions, levels of activity, results, performance or achievements, and involve known and unknown risks, uncertainties and other factors which may cause the actual plans, intentions, activities, results, performance or achievements of the Company to be materially different from any future plans, intentions, activities, results, performance or achievements expressed or implied by such forward-looking information. Often, but not always, forward-looking information can be identified by the use of words such as "plans", "expects", "is expected", "budget", "scheduled", "estimates", "forecasts", "intends", "anticipates", will", "projects", or "believes" or variations (including negative variations) of such words and phrases, or statements that certain actions, events, results or conditions "may", "could", "would", "might" or "will" be taken, occur or be achieved. Except for statements of historical fact, information contained herein constitutes forward-looking information.

Forward-looking information is not a guarantee of future performance and is based upon a number of estimates and assumptions of management at the date the statements are made including among other things assumptions about: completion of the loan and option to acquire In Good Health and its Brockton, MA facility and the CannAssist joint venture, completion of the build-out of the Facility, favourable equity capital markets; the ability to raise sufficient capital to advance the business of the Company; favourable operating conditions; political and regulatory stability; obtaining all required licences and permits; receipt of governmental approvals and permits and all necessary third party financing on favourable terms; sustained labour stability; stability in financial and capital goods markets; the pricing of various cannabis products; and the level of demand for cannabis products. While the Company considers these assumptions to be reasonable, the assumptions are inherently subject to significant business, social, economic, political, regulatory, competitive and other risks and uncertainties, contingencies and other factors that could cause actual performance, achievements, actions, events, results or conditions to be materially different from those projected in the forward-looking information. Many assumptions are based on factors and events that are not within the control of the Company and there is no assurance they will prove to be correct.

This presentation contains "forward-looking statements" made under the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 that are based on current expectations, estimates, forecasts and assumptions and are subject to risks and uncertainties. Words such as "anticipate," "assume," "believe," "estimate," "expect," "goal," "intend," "plan," "project," "seek," "target," and variations of such words and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are subject to certain risks, uncertainties and assumptions that may cause actual results to differ materially from those expressed by the forward-looking statements, including, but not limited to, the following: general economic, industry and market sector conditions; the Company's future growth and the ability to obtain additional financing to implement the Company's growth strategy; the ability to anticipate and respond to industry trends and preferences; intense competition. In evaluating these statements, you should carefully consider these risks and uncertainties and those described under the headings "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors" in the Company's most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, including but not limited to the discussion under "Risk Factors" therein, which the Company has filed with the SEC and which may be viewed at http://www.sec.gov. All forward-looking statements speak only as of the date on which they are made. The Company undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement was made, except to the extent required by applicable securities laws. The professionals listed under the heading "Corporate Information" are identified solely for informational purposes. Such professionals have not reviewed or assisted in the preparation of this presentation and the inclusion of their contact information should not be construed as an endorsement or approval of the information contained herein.

Investment Highlights

Oasis Cannabis dispensary in downtown Las Vegas supported by City Trees branded products and cultivation

- One of the top dispensaries supplying 42M annual tourists; Currently completing over 350 orders per day at ~$45 per order
- Phased buildout of 25,000 sqft cultivation and production facility expected to produce up to 6,600 lbs per year at full capacity

CLSH enters into non-binding agreements on two Massachusetts assets via In Good Health's Brockton and CannAssist's Leicester

- Brockton opened in 2015 as the 2nd medical dispensary in Massachusetts and currently serves over 225 patients per day
- Leicester facility has a footprint of 86,000 sqft for future cultivation and extraction capacity to support Brockton dispensary

Expanding national footprint creates licensing opportunities for core extraction technologies

- CLSH's proprietary extraction and conversion process recently was issued a patent from the US Patent Office
- Processing services to be offered to third party producers in two major U.S. cannabis markets on a fee per gram of oil basis

Strength of Management team and Board to lead future growth through M&A

- Track record of successfully raising capital and integrating acquisitions; Oasis and IGH Founders to maintain key CLSH roles
- Unique strengths in start-ups, business management, community involvement and organizational leadership

The Opportunity – Massachusetts Investments

Proposed Investments

- $5M loan and option to acquire In Good Health and its Brockton facility, one of 38 licensed medical dispensaries in Massachusetts
- CLSH to form joint venture with CannAssist on Leicester facility and fund $25-$30M construction capex

InGood Health

CannAssist

Massachusetts Market Exposure

- Access to strong Massachusetts market currently realizing retail flower prices of ~$5,500 per lb
- Number of state licenses have been limited by, among other things, the need for non-opposition from local municipalities and ownership limitations per individual or entity



Dispensary and Cultivation

- Brockton dispensary generating ~$1.0M revenue per month before the introduction of recreational-use
- Producing flower at a rate of 3,400 lbs per year, expanding to 9,000+ lbs
- Leicester construction designed for capacity of up to 28,000 lbs per year

Cornerstones for Future Expansion

- Established market presence will build a platform for east coast operations
- Management team has a strong background in M&A to carry out this growth strategy

Corporate Structure



CLS Holdings USA, Inc.
Holding Company
CLSH to loan $5M to In Good Health, Inc. and form joint venture with CannAssist, LLC
Alternative Solutions, LLC
100%-owned subsidiary of CLSH
In Good Health, Inc.
Loan and option to acquire 100%
JV with CannAssist, LLC
Earn-in for up to 80% interest
Serenity Wellness Center, LLC
Oasis Cannabis Dispensary / Retail Store
Serenity Wellness Products, LLC
City Trees Fresh Cannabis Production, Wholesale
Serenity Wellness Growers, LLC
City Trees Fresh Cannabis Cultivation, Wholesale
Brockton Facilities
1,500 sqft Dispensary and 56,000 sqft Cultivation and Extraction Facility
Leicester Facility
86,000 sqft Construction-Ready Cultivation and Extraction Facility

* Licences

- In Good Health currently has one Medical Licence which allows for retail, manufacturing and cultivation operations all in one.
- When recreational licences are finally approved, IGH will obtain three additional licences; one for retail, one for manufacturing and one for Cultivation. At that point, separate entities may be established.

In Good Health – Brockton Dispensary Overview

Vertically integrated with cultivation, production and dispensary licenses in southeastern Massachusetts

- 1,500 sqft dispensary in close proximity to Boston, Fall River and Providence, Rhode Island; 25 miles from downtown Boston
- Operational since September 2015 as a medical cultivator and dispensary; Added wholesale/production operations in February 2018; Currently in the application process for an adult use license from applicable MA regulators
- Brockton is one of the top medical dispensaries in Massachusetts, serving 17,000 registered patients and delivering to 1,700 homes
- >300,000 transactions processed since 2015; Average dispensary sale is $125 and the average delivery sale is $300
- Capacity to serve 800 to 1,000 customers per day utilizing 12 registers



Nashua
Salem
Boston
Brookline
Brockton ~25 miles south of Boston
In Good Health Inc
Plymouth
Providence
Warwick
Newport
Barnstable

In Good Health – Key Product Offerings


Flowers
Concentrates
Vapes
Edibles
Pre-Rolls
Tinctures


GALAXY
MANNA
PAX
ERA
RAW

In Good Health – Brockton Cultivation & Extraction

20,000 sqft of the current 26,000 sqft facility is dedicated to cultivation

- Currently producing 21 strains at a rate of 3,400 lbs of flower per year
- 1,200 lbs are allocated for extraction which is operating at full capacity
- Extraction will triple output after expansion of facility is completed

Scheduled to add 30,000 sqft of which 20,000 is to be used for cultivation

- Potential to add incremental flower of up to 5,600 lbs per year – total 9,000+ lbs
- Construction to begin in Q4 2018 with completion scheduled in early Q2 2019
- Establish recreational presence through high quality, popular cannabis strains

Production space will double to 2,000 sqft to meet demand for concentrates, edibles and infused product

- Brockton produces extracts, edibles and infused water under the Infinity brand
- IGH is the exclusive distributor in Massachusetts for PAX vape pens, Manna transdermal patches and Quicksilver sublingual products through 2020





Brockton cultivation, production & dispensary facilities located at 1200 W. Chestnut St.

CLS
CANNABIS LIFE SCIENCES

In Good Health – Brockton Near-Term Expansion


Current Footprint – 26,000 sqft
Expansion Plans – 30,000 sqft
Existing Facility 26,638 SF
New Tenant Fit-up 29,176 SF

Construction plans

- Current facility: 26,000 sqft
- Expansion adds: 30,000 sqft
- Completion date: Q2 2019
- Expansion plans include 20,000 sqft cultivation and 1,000 sqft production

Future outlook

- Further dispensary additions via acquisition or construction
- Technology licensing to exploit proprietary extraction process

CLS
CANNABIS LIFE SCIENCES

CannAssist – Leicester JV Cultivation & Extraction

CLSH and CannAssist to form Leicester Joint Venture

- CLSH will earn an 80% interest by funding $25M-$30M construction capex
- Opportunity for CLSH to expand in Massachusetts cannabis market, currently realizing wholesale prices of ~$3,500/lb flower and ~$40/g oil equivalent

Leicester designed to be fully-equipped for cultivation and extraction

- 86,000 sqft footprint targeting annual flower capacity of up to 28,000 lbs
- Installation of CLSH proprietary extraction technology for the processing of up to ~12,600 lbs per year of flower and trim

Construction expected to commence in December 2018

- All local approvals received, construction permit needed; last permit expected to be received by November 15th
- Fixed contract with the local community and favourable lease terms




MASSACHUSETTS
Boston
Springfield
Leicester ~60 miles west of Boston
Providence
CONNECTICUT
RHODE ISLAND
New Haven

CLS
CANNABIS LIFE SCIENCES

Our Target Markets – Nevada and Massachusetts





Nevada Market (US$M)
$266
$474
$535
$712
$803
$980
'17E
'18E
'19E
'20E
'21E
'22E
NV Medical
NV Recreational



Massachusetts Market (US$M)
$151
$374
$578
$755
$977
$1,159
'17E
'18E
'19E
'20E
'21E
'22E
MA Medical
MA Recreational

Note: Nevada and Massachusetts market data reflect estimates provided by Canaccord Genuity's US equity research team

CLS
CANNABIS LIFE SCIENCES

Low Geographic Coverage

- As of August 31, 2018, there were 38 licensed medical dispensaries in Massachusetts
- Only 45 dispensary licenses issued in greater Las Vegas area

Significant Market Potential

- Population of 6.9M in Massachusetts with >3M within a 35 mile radius of the Brockton location; 54k registered patients
- Population of 3.0M in Nevada with over 50k registered patients; Las Vegas hosts more than 42M tourists every year

Additional License Opportunities

- As of September 20, 2018, there were 15 provisional recreational retail licenses issued in MA
- 35 Nevada licenses available in 2018; No more until July 2019

Recreational Use Approved

- Massachusetts approved on November 8, 2016
- Nevada approved on July 1, 2017

M&A Growth Strategy

- Management team has 120+ years of collective experience in capital markets; medical and real estate lends itself well to pursuing – and executing on – M&A transactions across the United States
- CLSH is looking to acquire cannabis opportunities in the United States where medical and recreational marijuana businesses are prosperous with large potential growth and expansion. The investments in the Brockton and Leicester facilities will establish a presence on the east coast where CLSH hopes to pursue additional opportunities
- With a disciplined approach to finding, evaluating and integrating target acquisitions, CLSH intends to actively pursue opportunities in the large, but highly fragmented cannabis industry

Target Criteria

- Current revenue close to $1.0M per month
- Capacity to reach $4-$5M per month
- Medical and recreational

Currently Approaching Companies in:


Nevada
Massachusetts
Maine

Opportunity 1: Brockton and Leicester

- Medical & recreational
- State: Massachusetts
- Potential market size: US$2.4B
- Population: 6.9M, 54,000 registered patients
- Dispensary: Yes

CLS
CANNABIS LIFE SCIENCES

Completed and Future Milestones

Q2'18

- **Jun-18:** Completes **C$13.0M** private placement of special warrants at a price of C$0.45 per special warrant
- **Jun-18:** Acquires Alternative Solutions and the Oasis subsidiaries for total consideration of **US$16.2M**

Q3'18

- **Aug-18:** Completes **US$5.75M** Navy private placement of units at a price of US$0.40 per unit

Q4'18

- **Nov-18:** **US$5M** loan to IGH with option to acquire 100%; Enters JV to earn up to 80% in CannAssist's Leicester
- **Q4-18:** Common shares to be listed and begin trading on the CSE

Q2'19

- **Q2-19:** Complete expansion at IGH's Brockton facility from 26,000 to 56,000 sqft

Q3'19

- **Q3-19:** Complete construction of CannAssist's 86,000 sqft Leicester facility

Q4'19

- **Q4-19:** Option to acquire IGH and Brockton facilities expires in October 2019

2019: Continue to evaluate acquisition opportunities in Nevada, Massachusetts and other attractive cannabis markets

CLS
CANNABIS LIFE SCIENCES

Management & Board of Directors

Management Team

Jeffrey Binder
Co-Founder,
Chairman & CEO

- Prior to founding CLSH, Mr. Binder served as founder, Chairman and President of Power 3 Network, Inc., a company that develops websites and back offices for home-based businesses
- Mr. Binder received his Juris Doctorate from the National Law Center, George Washington University, in 1971, and served as a legislative assistant to Adlai Stevenson II, an Illinois Senator.

Frank Tarantino
CFO

- Prior to joining CLSH, Mr. Tarantino was the COO/CFO of Wild Things, an outdoor clothing manufacture serving the US Military; worked as the VP of Finance at Cornerstone Brands and started his career as an auditor for Price Coopers in the Boston office.
- Mr. Tarantino earned a BS in Accounting and Finance from Babson College and his CPA Certificate from the State of MA.

David Noble
President & CEO,
In Good Health

- As the Founder & CEO of In Good Health, Inc., Mr. Noble has been active in the Massachusetts cannabis industry
- Mr. Noble has experience in operating healthcare organizations including serving as nursing home administrator of a 164-bed facility for seven years
- Mr. Noble is expected to join the management team upon the closing of the In Good Health, Inc. transaction.

Management Team

Ben Sillitoe
CEO, CLS Nevada

- Co-Founder of Oasis Cannabis and current CEO of CLS Nevada;
- Mr. Sillitoe has been actively involved in the Las Vegas cannabis industry, serving on the Board of Directors for the Nevada Dispensary Association (NDA) for over two years
- Mr. Sillitoe earned his Bachelor of Science in Business Administration with a major in Managerial Finance from UNLV.

Board of Directors

Andrew Glashow
Director

- Mr. Glashow is the Managing Director and Founder of New World Merchant Partners, an investment banking firm specializing in microcap transactions in the $5M to $50M range
- Prior to New World Merchant Partners, he was a Partner in STAR Associates, a corporate finance firm specializing in the placement of capital for small and emerging growth companies
- Mr. Glashow is a graduate of the University of New Hampshire's Whitemore School of Business and Economics.

Frank Koretsky
Co-Founder
& Director

- Mr. Koretsky has served as the President of East Coast News Corp., a leader in consumer packaged goods, since 1995
- As a result of business experience, Mr. Koretsky brings a strong background in management, marketing and branding to CLSH

Operating Details

Retail Dispensaries

- Las Vegas currently completing ~350 orders per day at an average of $45; Aiming for ~500 orders
- Brockton completing ~225 orders per day at an average of $125; Targeting ~800-1,000 orders per day with introduction of recreational sales

Facility Expansion and Cultivation

- Near-term expansion at Las Vegas and Brockton to 6,600 lbs and 9,000 lbs per year, respectively
- New 86,000 sqft Leicester facility will add 28,000 lbs annual flower capacity (80% attrib. to CLSH)

Extraction Technologies

- CLSH plans to use ~35% of flower production as input for production of oils, extracts and edibles
- Trim production to fill excess processing capacity


Retail Orders Per Day
Near-Term
Expansion
500
150
350
1,000
775
225
Las Vegas
Brockton


Cultivation Footprint (sqft)
Near-Term
Expansion
25,000
15,000
10,000
50,000
30,000
20,000
86,000
86,000
Las Vegas
Brockton
Leicester


Flower Production (lbs)
Near-Term
Expansion
6,600
4,200
2,400
9,000
5,600
3,400
28,000
28,000
Las Vegas
Brockton
Leicester


Processing Capacity (lbs)
Near-Term
Expansion
3,000
1,000
2,000
3,500
2,000
1,500
12,600
12,600
Las Vegas
Brockton
Leicester

CLS
CANNABIS LIFE SCIENCES

Current Capitalization (US$)

Basic shares outstanding

CLSH shares pre-Oasis acquisition	53,366,384
Shares issued to Alternative Solutions	22,058,823
Shares underlying special warrants	33,463,831
Shares issued in Navy private placement[1]	14,375,000
Current CLSH shares outstanding[2]	123,264,038

Market value

Share price as at October 3rd (OTCQB: CLSH)	$1.01
Basic market capitalization	$120,825,327
Cash balance	$5,500,000
Debt outstanding	$5,362,500
Enterprise value	$120,687,827

Cash balance

Current CLSH cash balance	$5,500,000

Debt outstanding

Yorkville convertible note[3]	$1,362,500
Oasis promissory note[4]	$4,000,000
Pro forma debt	$5,362,500

Notes:

1. Shares have not been issued as of Sep. 14th, 2018
2. Assumes conversion of special warrants. CLSH has 60,224,705 warrants outstanding with an average exercise price of US $0.536 and 575,000 restricted shares vesting between Dec. 1st, 2018 and Jun. 30th, 2019
3. Yorkville convertible at US$0.40, carries interest at 8.0% and matures Dec. 31st, 2019
4. Oasis note carries interest at 6.0% and matures Dec. 31st, 2019

CLS Cannabis Life Sciences

CLS
CANNABIS LIFE SCIENCES

OASIS CANNABIS DISPENSARY

InGoodHealth
FOR A BETTER QUALITY OF LIFE

CannAssist, LLC

Jeff Binder
Chairman & CEO

T: (888) 438-9132
jeff@clsholdingsinc.com
www.clsholdingsinc.com

Certain Key Business and Industry Risk Factors

An investment in the securities is risky and involves a material risk of complete loss. The following is not intended to be an exhaustive list of the risks associated with the business of the Company. Rather, the key risks set out below relate solely to the regulation of the marijuana industry in the United States.

Nothing contained in this presentation is or may be relied on as a promise or representation as to any future performance or event. The information set out in this presentation speaks only as of October 2, 2018 and the Company assumes no obligation to update the such information. The information set out in this presentation does not purport to contain all information that might be required to evaluate entering into this Subscription Agreement and an investment in the Company, and the Subscriber must conduct its own independent analysis.

References to the Company herein includes Oasis and any proposed acquisitions or joint ventures, as applicable.

Marijuana remains illegal under U.S. federal law.

Under the Federal Controlled Substances Act of 1970 (the "Federal CSA"), marijuana is classified as a Schedule I drug. Even in those states in which the use of marijuana has been legalized, its production, manufacture, processing, possession, distribution, sale and use remains a federal crime. Since U.S. federal law criminalizing marijuana pre-empts state laws that legalize it, strict enforcement of federal law regarding marijuana would result in the Company's inability to proceed with its business plan.

Currently, there are 30 states in the United States plus the District of Columbia that have laws and/or regulations that recognize, in one form or another, legitimate medical uses for marijuana and consumer use of marijuana. The Company currently operates in the State of Nevada and may expand its business to other States and other jurisdictions. Although the Company believes its business activities are compliant with applicable state and local law, strict compliance with state and local laws with respect to marijuana may neither absolve the Company of liability under United States federal law, nor may it provide a defense to any federal proceeding which may be brought against the Company. Any such proceedings brought against the Company may adversely affect the Company's operations and financial performance.

Although federally illegal, the U.S. federal government's approach to enforcement of such laws has at least until recently trended toward non-enforcement. On August 29, 2013, the U.S. Department of Justice ("**DOJ**"), issued a memorandum known as the "Cole Memorandum" to all U.S. Attorneys' offices (federal prosecutors). The Cole Memorandum generally directed U.S. Attorneys not to prioritize the enforcement of federal marijuana laws against individuals and businesses that rigorously comply with state regulatory provisions in states with strictly regulated medical or recreational cannabis programs. While not legally binding, and merely prosecutorial guidance, the Cole Memorandum laid a framework for managing the tension between state and federal laws concerning state regulated marijuana businesses.

However, on January 4, 2018 the Cole Memorandum was revoked by Attorney General Jeff Sessions. While this did not create a change in federal law, as the Cole Memorandum was not itself law, the revocation removed the DOJ's guidance to U.S. Attorneys that state-regulated cannabis industries substantively in compliance with the Cole Memorandum's guidelines should not be a prosecutorial priority.

In addition to his revocation of the Cole Memorandum, A.G. Sessions also issued a one-page memorandum known as the "Sessions Memorandum". The Sessions Memorandum confirmed the rescission of the Cole Memorandum and explained the rationale of the DOJ in doing so: the Cole Memorandum, according to the Sessions Memorandum, was "unnecessary" due to existing general enforcement guidance adopted in the 1980s, as set forth in the U.S. Attorney's Manual (the "**USAM**"). The USAM enforcement priorities, like those of the Cole Memorandum, are also based on the federal government's limited resources, and include "law enforcement priorities set by the Attorney General," the "seriousness" of the alleged crimes, the deterrent effect of criminal prosecution" and "the cumulative impact of particular crimes on the community."

While the Sessions Memorandum emphasizes that marijuana is a Schedule I controlled substance, and reiterates the statutory view that cannabis is a "dangerous drug and that marijuana activity is a serious crime", it is unclear what prosecutorial effects will be created by the rescission of the Cole Memorandum. Accordingly, the Company cannot provide any assurance that the DOJ will not initiate the enforcement of federal law regarding the production, manufacture, processing, possession, distribution, sale and use of marijuana. Regardless, marijuana remains a Schedule I controlled substance at the federal level, and neither the Cole Memorandum nor its rescission has altered that fact. The federal government of the United States has always reserved the right to enforce federal law in regard to the sale and disbursement of medical or recreational marijuana, even if state law sanctioned such sale and disbursement.

Certain Key Business and Industry Risk Factors (Cont'd)

The Company's business is highly regulated and it may not be issued necessary licenses, permits and cards.

The Company's business and products are and will continue to be regulated as applicable laws continue to change and develop. Regulatory compliance and the process of obtaining regulatory approvals can be costly and time-consuming. No assurance can be given that the Company will be able to maintain the requisite licenses, permits or authorizations to operate its business in Nevada. Further, the Company plans to continue expanding its operations in other States and in other jurisdictions. No assurance can be given that the Company will be able to obtain the requisite licenses, permits or authorizations to operate its business in these jurisdictions. Further the Company cannot predict what kind of regulatory requirements its business will be subject to in the future.

Laws will continue to change rapidly for the foreseeable future.

Local, state and federal laws and enforcement policies concerning marijuana-related conduct are changing rapidly and will continue to do so for the foreseeable future. Changes in applicable law are unpredictable and could have a material adverse effect on the Company's business.

Statutory Rights for Canadian Investors

Securities legislation in certain of the provinces of Canada provides purchasers with rights of rescission or damages, or both, where an offering memorandum or any amendment to it contains a misrepresentation. A "misrepresentation" is an untrue statement of a material fact or an omission to state a material fact that is required to be stated or that is necessary to make any statement not misleading or false in the light of the circumstances in which it was made. These remedies must be commenced by the purchaser within the time limits prescribed and are subject to the defences contained in the applicable securities legislation. Each purchaser should refer to the provisions of the applicable securities laws for the particulars of these rights or consult with a legal advisor. The following rights are in addition to and without derogation from any other right or remedy which purchasers may have at law and are intended to correspond to the provisions of the relevant securities laws and are subject to the defences contained therein. The following summaries are subject to the express provisions of the applicable securities statutes and instruments in the below-referenced provinces and the regulations, rules and policy statements thereunder and reference is made thereto for the complete text of such provisions.

Ontario Investors

Under Ontario securities legislation, certain purchasers who purchase securities offered by an offering memorandum during the period of distribution will have a statutory right of action for damages, or while still the owner of the securities, for rescission against the issuer or any selling security holder if the offering memorandum contains a misrepresentation without regard to whether the purchasers relied on the misrepresentation. The right of action for damages is exercisable not later than the earlier of 180 days from the date the purchaser first had knowledge of the facts giving rise to the cause of action and three years from the date on which payment is made for the securities. The right of action for rescission is exercisable not later than 180 days from the date on which payment is made for the securities. If a purchaser elects to exercise the right of action for rescission, the purchaser will have no right of action for damages against the issuer or any selling security holder. In no case will the amount recoverable in any action exceed the price at which the securities were offered to the purchaser and if the purchaser is shown to have purchased the securities with knowledge of the misrepresentation, the issuer and any selling security holder will have no liability. In the case of an action for damages, the issuer and any selling security holder will not be liable for all or any portion of the damages that are proven to not represent the depreciation in value of the securities as a result of the misrepresentation relied upon. These rights are not available for a purchaser that is (a) a Canadian financial institution or a Schedule III Bank (each as defined in National Instrument 45-106 – Prospectus Exemptions), (b) the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada), or (c) a subsidiary of any person referred to in paragraphs (a) and (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary. These rights are in addition to, and without derogation from, any other rights or remedies available at law to an Ontario purchaser. The foregoing is a summary of the rights available to an Ontario purchaser. Not all defences upon which an issuer, selling security holder or others may rely are described herein. Ontario purchasers should refer to the complete text of the relevant statutory provisions

Alberta, British Columbia and Quebec

By purchasing securities of the Company, purchasers in Alberta, British Columbia and Quebec are not entitled to the statutory rights described above. In consideration of their purchase of the securities of the Company and upon accepting a purchase of the Company confirmation in respect thereof, these purchasers are hereby granted a contractual right of action for damages or rescission that is substantially the same as the statutory right of action provided to residents of Ontario who purchase securities.

Saskatchewan Investors

Under Saskatchewan securities legislation, certain purchasers who purchase securities offered by an offering memorandum during the period of distribution will have a statutory right of action for damages against the issuer, every director and promoter of the issuer or any selling security holder as of the date of the offering memorandum, every person or company whose consent has been filed under the offering memorandum, every person or company that signed the offering memorandum or the amendment to the offering memorandum and every person or company who sells the securities on behalf of the issuer or selling security holder under the offering memorandum, or while still the owner of the securities, for rescission against the issuer or selling security holder if the offering memorandum contains a misrepresentation without regard to whether the purchasers relied on the misrepresentation. The right of action for damages is exercisable not later than the earlier of one year from the date the purchaser first had knowledge of the facts giving rise to the cause of action and six years from the date on which payment is made for the securities. The right of action for rescission is exercisable not later than 180 days from the date on which payment is made for the securities. If a purchaser elects to exercise the right of action for rescission, the purchaser will have no right of action for damages against the issuer or the others listed above. In no case will the amount recoverable in any action exceed the price at which the securities were offered to the purchaser and if the purchaser is shown to have purchased the securities with knowledge of the misrepresentation, the issuer and the others listed above will have no liability. In the case of an action for damages, the issuer and the others listed above will not be liable for all or any portion of the damages that are proven to not represent the depreciation in value of the securities as a result of the misrepresentation relied upon.

CLS
CANNABIS LIFE SCIENCES

Statutory Rights for Canadian Investors

Saskatchewan Investors (continued)

Other defences in Saskatchewan legislation include that no person or company, other than the issuer, will be liable if the person or company proves that (a) the offering memorandum or any amendment to it was sent or delivered without the person's or company's knowledge or consent and that, on becoming aware of it being sent or delivered, that person or company immediately gave reasonable general notice that it was so sent or delivered, or (b) with respect to any part of the offering memorandum or any amendment to it purporting to be made on the authority of an expert, or purporting to be a copy of, or an extract from, a report, an opinion or a statement of an expert, that person or company had no reasonable grounds to believe and did not believe that there had been a misrepresentation, the part of the offering memorandum or any amendment to it did not fairly represent the report, opinion or statement of the expert. No person or company, other than the issuer, is liable for any part of the offering memorandum or the amendment to the offering memorandum not purporting to be made on the authority of an expert and not purporting to be a copy of or an extract from a report, opinion or statement of an expert, unless the person or company (a) failed to conduct a reasonable investigation sufficient to provide reasonable grounds for a belief that there had been no misrepresentation, or (b) believed there had been a misrepresentation. Similar rights of action for damages and rescission are provided in Saskatchewan legislation in respect of a misrepresentation in advertising and sales literature disseminated in connection with an offering of securities.

Saskatchewan legislation also provides that where an individual makes a verbal statement to a prospective purchaser that contains a misrepresentation relating to the security purchased and the verbal statement is made either before or contemporaneously with the purchase of the security, the purchaser has, without regard to whether the purchaser relied on the misrepresentation, a right of action for damages against the individual who made the verbal statement. No person or company, other than the issuer, is liable for any part of the offering memorandum or the amendment to the offering memorandum not purporting to be made on the authority of an expert and not purporting to be a copy of or an extract from a report, opinion or statement of an expert, unless the person or company (a) failed to conduct a reasonable investigation sufficient to provide reasonable grounds for a belief that there had been no misrepresentation, or (b) believed there had been a misrepresentation. Similar rights of action for damages and rescission are provided in Saskatchewan legislation in respect of a misrepresentation in advertising and sales literature disseminated in connection with an offering of securities.

Saskatchewan legislation also provides that where an individual makes a verbal statement to a prospective purchaser that contains a misrepresentation relating to the security purchased and the verbal statement is made either before or contemporaneously with the purchase of the security, the purchaser has, without regard to whether the purchaser relied on the misrepresentation, a right of action for damages against the individual who made the verbal statement. In addition, Saskatchewan legislation provides a purchaser with the right to void the purchase agreement and to recover all money and other consideration paid by the purchaser for the securities if the securities are sold by a vendor who is trading in Saskatchewan in contravention of Saskatchewan securities legislation, regulations or a decision of the Financial and Consumer Affairs Authority of Saskatchewan. The Saskatchewan legislation also provides a right of action for rescission or damages to a purchaser of securities to whom an offering memorandum or any amendment to it was not sent or delivered prior to or at the same time as the purchaser enters into an agreement to purchase the securities, as required by the Saskatchewan legislation. A purchaser who receives an amended offering memorandum has the right to withdraw from the agreement to purchase the securities by delivering a notice to the issuer or selling security holder within two business days of receiving the amended offering memorandum. These rights are in addition to, and without derogation from, any other rights or remedies available at law to a Saskatchewan purchaser. The foregoing is a summary of the rights available to a Saskatchewan purchaser. Not all defences upon which an issuer or others may rely are described herein. Saskatchewan purchasers should refer to the complete text of the relevant statutory provisions.

Manitoba Investors

If an offering memorandum or any amendment thereto, sent or delivered to a purchaser contains a misrepresentation, the purchaser who purchases the security is deemed to have relied on the misrepresentation if it was a misrepresentation at the time of the purchase and has a statutory right of action for damages against the issuer, every director of the issuer at the date of the offering memorandum, and every person or company who signed the offering memorandum. Alternatively, the purchaser may elect to exercise a statutory right of rescission against the issuer, in which case the purchaser will have no right of action for damages against any of the aforementioned persons.

No action shall be commenced to enforce any of the foregoing rights more than: (a) in the case of an action for rescission, 180 days from the date of the transaction that gave rise to the cause of action, or (b) in the case of an action for damages, the earlier of (i) 180 days after the purchaser first had knowledge of the facts giving rise to the cause of action, or (ii) two years after the date of the transaction that gave rise to the cause of action.

Securities legislation in Manitoba provides a number of limitations and defences to such actions, including:

a) in an action for rescission or damages, no person or company will be liable if it proves that the purchaser purchased the securities with knowledge of the misrepresentation;

b) in an action for damages, no person or company will be liable for all or any portion of the damages that it proves do not represent the depreciation in value of the securities as a result of the misrepresentation relied upon; and

c) in no case will the amount recoverable under the right of action described above exceed the price at which the securities were offered under the offering memorandum.

Statutory Rights for Canadian Investors

New Brunswick Investors

Under New Brunswick securities legislation, certain purchasers who purchase securities offered by an offering memorandum during the period of distribution will have a statutory right of action for damages, or while still the owner of the securities, for rescission against the issuer and any selling security holder in the event that the offering memorandum, or a document incorporated by reference in or deemed incorporated into the offering memorandum, contains a misrepresentation without regard to whether the purchasers relied on the misrepresentation. The right of action for damages is exercisable not later than the earlier of one year from the date the purchaser first had knowledge of the facts giving rise to the cause of action and six years from the date on which payment is made for the securities. The right of action for rescission is exercisable not later than 180 days from the date on which payment is made for the securities. If a purchaser elects to exercise the right of action for rescission, the purchaser will have no right of action for damages against the issuer or any selling security holder. In no case will the amount recoverable in any action exceed the price at which the securities were offered to the purchaser and if the purchaser is shown to have purchased the securities with knowledge of the misrepresentation, the issuer and any selling security holder will have no liability. In the case of an action for damages, the issuer and any selling security holder will not be liable for all or any portion of the damages that are proven to not represent the depreciation in value of the securities as a result of the misrepresentation relied upon.

These rights are in addition to, and without derogation from, any other rights or remedies available at law to a New Brunswick purchaser. The foregoing is a summary of the rights available to a New Brunswick purchaser. Not all defences upon which an issuer, selling security holder or others may rely are described herein. New Brunswick purchasers should refer to the complete text of the relevant statutory provisions.

Nova Scotia Investors

Under Nova Scotia securities legislation, certain purchasers who purchase securities offered by an offering memorandum during the period of distribution will have a statutory right of action for damages against the issuer or other seller and the directors of the issuer as of the date the offering memorandum, or while still the owner of the securities, for rescission against the issuer or other seller if the offering memorandum, or a document incorporated by reference in or deemed incorporated into the offering memorandum, contains a misrepresentation without regard to whether the purchasers relied on the misrepresentation. The right of action for damages or rescission is exercisable not later than 120 days from the date on which payment is made for the securities or after the date on which the initial payment for the securities was made where payments subsequent to the initial payment are made pursuant to a contractual commitment assumed prior to, or concurrently with, the initial payment. If a purchaser elects to exercise the right of action for rescission, the purchaser will have no right of action for damages against the issuer or other seller or the directors of the issuer. In no case will the amount recoverable in any action exceed the price at which the securities were offered to the purchaser and if the purchaser is shown to have purchased the securities with knowledge of the misrepresentation, the issuer or other seller and the directors of the issuer will have no liability. In the case of an action for damages, the issuer or other seller and the directors of the issuer will not be liable for all or any portion of the damages that are proven to not represent the depreciation in value of the securities as a result of the misrepresentation relied upon.

In addition, a person or company, other than the issuer, is not liable with respect to any part of the offering memorandum or any amendment to the offering memorandum not purporting (a) to be made on the authority of an expert or (b) to be a copy of, or an extract from, a report, opinion or statement of an expert, unless the person or company (i) failed to conduct a reasonable investigation to provide reasonable grounds for a belief that there had been no misrepresentation or (ii) believed that there had been a misrepresentation.

A person or company, other than the issuer, will not be liable if that person or company proves that (a) the offering memorandum or any amendment to the offering memorandum was sent or delivered to the purchaser without the person's or company's knowledge or consent and that, on becoming aware of its delivery, the person or company gave reasonable general notice that it was delivered without the person's or company's knowledge or consent, (b) after delivery of the offering memorandum or any amendment to the offering memorandum and before the purchase of the securities by the purchaser, on becoming aware of any misrepresentation in the offering memorandum or any amendment to the offering memorandum, the person or company withdrew the person's or company's consent to the offering memorandum or any amendment to the offering memorandum, and gave reasonable general notice of the withdrawal and the reason for it, or (c) with respect to any part of the offering memorandum or any amendment to the offering memorandum purporting (i) to be made on the authority of an expert, or (ii) to be a copy of, or an extract from, a report, an opinion or a statement of an expert, the person or company had no reasonable grounds to believe and did not believe that (A) there had been a misrepresentation, or (B) the relevant part of the offering memorandum or any amendment to the offering memorandum did not fairly represent the report, opinion or statement of the expert, or was not a fair copy of, or an extract from, the report, opinion or statement of the expert.

These rights are in addition to, and without derogation from, any other rights or remedies available at law to a Nova Scotia purchaser. The foregoing is a summary of the rights available to a Nova Scotia purchaser. Not all defences upon which an issuer or other seller or others may rely are described herein. Nova Scotia purchasers should refer to the complete text of the relevant statutory provisions.

CLS
CANNABIS LIFE SCIENCES

Statutory Rights for Canadian Investors

Prince Edward Island Investors

If an offering memorandum, together with any amendment thereto, is delivered to a purchaser and the offering memorandum, or any amendment thereto, contains a misrepresentation, a purchaser has, without regard to whether the purchaser relied on the misrepresentation, a statutory right of action for damages against (a) the issuer, (b) subject to certain additional defences, against every director of the issuer at the date of the offering memorandum and (c) every person or company who signed the offering memorandum, but may elect to exercise the right of rescission against the issuer (in which case the purchaser shall have no right of action for damages against the aforementioned persons or company). No action shall be commenced to enforce the right of action discussed above more than: (a) in the case of an action for rescission, 180 days after the date of the transaction that gave rise to the cause of action; or (b) in the case of any action for damages, the earlier of: (i) 180 days after the purchaser first had knowledge of the facts giving rise to the cause of action; or (ii) three years after the date of the transaction that gave rise to the cause of action.

Securities legislation in Prince Edward Island provides a number of limitations and defences to such actions, including:

a) no person or company will be liable if it proves that the purchaser purchased the securities with knowledge of the misrepresentation;
b) in an action for damages, the defendant is not liable for all or any portion of the damages that it proves does not represent the depreciation in value of the securities as a result of the misrepresentation relied upon; and
c) in no case shall the amount recoverable under the right of action described herein exceed the price at which the securities were offered under the offering memorandum, or any amendment thereto.

Newfoundland and Labrador Purchasers

If an offering memorandum, together with any amendment thereto, contains a misrepresentation, a purchaser has, without regard to whether the purchaser relied on the misrepresentation, a statutory right of action for damages against (a) the issuer, (b) subject to certain additional defences, against every director of the issuer at the date of the offering memorandum and (c) every person who signed the offering memorandum, but may elect to exercise the right of rescission against the issuer (in which case the purchaser shall have no right of action for damages against the aforementioned persons).

No action shall be commenced to enforce the right of action discussed above more than: (a) in the case of an action for rescission, 180 days after the date of the transaction that gave rise to the cause of action; or (b) in the case of any action for damages, the earlier of: (i) 180 days after the purchaser first had knowledge of the facts giving rise to the cause of action; or (ii) three years after the date of the transaction that gave rise to the cause of action.

Securities legislation in Newfoundland and Labrador provides a number of limitations and defences to such actions, including:

a) no person will be liable if it proves that the purchaser purchased the securities with knowledge of the misrepresentation;
b) in an action for damages, the defendant is not liable for all or any portion of the damages that it proves does not represent the depreciation in value of the securities as a result of the misrepresentation relied upon; and
c) in no case shall the amount recoverable under the right of action described herein exceed the price at which the securities were offered under the offering memorandum, or any amendment thereto.